Related Party Transactions	3 Months Ended
Mar. 31, 2019
Related Party Transactions [Abstract]
Related Party Transactions
14. Related Party Transactions
Management Fee Agreement with Silver Lake Management, Thoma Bravo and TB Partners
On February 5, 2016, we entered into a Management Fee Agreement with Silver Lake Management Company IV, L.L.C. (Silver Lake Management), Thoma Bravo, LLC (Thoma Bravo) and Thoma Bravo Partners XI, L.P. (TB Partners and, collectively with Silver Lake Management and Thoma Bravo, the Managers), pursuant to which the Managers provided business and organizational strategy and financial and advisory services. Under the Management Fee Agreement, we paid to the Managers quarterly payments of $2.5 million in the aggregate, plus fees for certain corporate transactions in the Managers’ discretion. Each payment of fees under the Management Fee Agreement was allocated among the Managers as follows: 50% to Silver Lake Management, 40.73% to Thoma Bravo and 9.27% to TB Partners. We also reimbursed each of the Managers for all out-of-pocket costs incurred in connection with activities under the Management Fee Agreement, and we indemnified the Managers and their respective related parties from and against all losses, claims, damages and liabilities related to the performance of the Managers obligations under the Management Fee Agreement. The Management Fee Agreement terminated upon the consummation of our initial public offering in October 2018 and no future payments are required.
The following table details the management fees for the respective periods:

	Period From February 5 Through December 31,	Year Ended December 31,		Three Months Ended March 31,
	2016	2017	2018	2018	2019

	(in thousands)			(unaudited)
Silver Lake Management	$4,519	$5,000	$4,063	$1,250	$—
Thoma Bravo	3,681	4,073	3,309	1,018	—
TB Partners	838	927	753	232	—
	$9,038	$10,000	$8,125	$2,500	$—